UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4551

Legg Mason Partners Funds, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31
Date of reporting period: July 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Social Awareness Fund

S E M I - A N N U A L

R E P O R T

JULY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Social Awareness Fund

Semi-Annual Report • July 31, 2006

What’s Inside
	Letter from the Chairman	I
	Fund at a Glance	1
	Fund Expenses	2
	Schedule of Investments	4
	Statement of Assets and Liabilities	11
	Statement of Operations	12
	Statements of Changes in Net Assets	13
	Financial Highlights	14
	Notes to Financial Statements	17
Fund Objective The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund also normally invests between 15% and 35% of its assets in fixed income securities.	Board Approval of Management and Subadvisory Agreements	27

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy produced mixed results during the six-month reporting period. After gross domestic product (“GDP”)[i] rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.9%, according to the Commerce Department’s preliminary estimate. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates three times during the period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, after the reporting period ended, the Fed paused from raising rates in August. In its official statement, the Fed said “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended July 31, 2006, the U.S. stock market largely treaded water, with the S&P 500

Legg Mason Partners Social Awareness Fund	I

Indexiv returning 0.67%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

Looking at the market more closely, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000[v], Russell Midcapvi and Russell 2000vii Indexes returning 0.17%, -2.46%, and -3.92%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 4.65% and -4.83%, respectively, over the reporting period.

Both short- and long-term yields rose over the reporting period, causing the overall bond market to weaken. During the six months ended July 31, 2006, two-year Treasury yields increased from 4.54% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.53% to 4.99%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[x], returned 0.61%.

Performance Review
For the six months ended July 31, 2006, Class A shares of the Legg Mason Partners Social Awareness Fund, excluding sales charges, returned -0.61%. These shares underperformed the Fund’s unmanaged benchmarks, the S&P 500 Index and the Lehman Brothers Government/Credit Bond Indexxi, which returned 0.67% and 0.32%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1] decreased 0.01% over the same time frame.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 597 funds in the Fund’s Lipper category, and excluding sales charges.

II	Legg Mason Partners Social Awareness Fund

Performance Snapshot as of July 31, 2006 (excluding sales charges) (unaudited)
6 Months
Social Awareness Fund—Class A Shares	-0.61%
S&P 500 Index	0.67%
Lehman Brothers Government/Credit Bond Index	0.32%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average	-0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned –1.08% and Class C shares returned –0.92% over the six months ended July 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and CAM North America, LLC (“CAM N.A.”), became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board has also approved Legg Mason Investment Counsel, LLC as a new subadviser for the Fund, subject to shareholder approval. Legg Mason Investment Counsel, LLC is an affiliate of Legg Mason. Proxy materials

Legg Mason Partners Social Awareness Fund	III

describing the proposed new subadviser were expected to be mailed later in 2006. If shareholder approval is obtained, the proposed new subadviser would replace the Fund’s current subadviser.

The Fund was formerly known as Smith Barney Social Awareness Fund.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely, R. Jay Gerken, CFA Chairman, President and Chief Executive Officer August 30, 2006

IV	Legg Mason Partners Social Awareness Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note an investor cannot invest directly in an index.
v

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
x

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xi	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

Legg Mason Partners Social Awareness Fund	v

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Common Stocks

Mortgage-Backed Securities

Collateralized Mortgage Obligations

Asset-Backed Securities

Short-Term Investment

U.S. Government & Agency Obligations

Corporate Bonds & Notes

73.6%

6.9%

5.6%

2.1%

1.2%

0.4%

10.2%

0.0%

20.0%

40.0%

60.0%

80.0%

July 31, 2006

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report.	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2006 and held for the six months ended July 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	(0.61)%	$1,000.00	$993.90	1.13%	$5.59
Class B	(1.08)	1,000.00	989.20	2.07	10.21
Class C	(0.92)	1,000.00	990.80	1.72	8.49
(1)	For the six months ended July 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,019.19	1.13%	$5.66
Class B	5.00	1,000.00	1,014.53	2.07	10.34
Class C	5.00	1,000.00	1,016.27	1.72	8.60
(1)	For the six months ended July 31, 2006.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	3

Schedule of Investments (July 31, 2006) (unaudited)
LEGG MASON PARTNERS SOCIAL AWARENESS FUND
Shares	Security	Value

COMMON STOCKS — 73.7%
CONSUMER DISCRETIONARY — 8.3%
Internet & Catalog Retail — 0.6%
65,000	IAC/InterActiveCorp. *	$1,541,150
Media — 4.7%
46,000	McGraw-Hill Cos. Inc	2,595,430
270,400	News Corp., Class A Shares	5,202,496
317,700	Time Warner Inc.	5,242,050
	Total Media	13,039,976
Multiline Retail — 0.8%
44,900	Target Corp.	2,061,808
Specialty Retail — 2.2%
58,200	Bed Bath & Beyond Inc. *	1,948,536
117,800	Home Depot Inc.	4,088,838
	Total Specialty Retail	6,037,374
	TOTAL CONSUMER DISCRETIONARY	22,680,308
CONSUMER STAPLES — 8.9%
Beverages — 1.7%
75,200	PepsiCo Inc.	4,766,176
Food & Staples Retailing — 2.5%
88,600	CVS Corp.	2,898,992
143,600	Sysco Corp.	3,963,360
	Total Food & Staples Retailing	6,862,352
Household Products — 4.7%
78,800	Colgate-Palmolive Co.	4,674,416
70,700	Kimberly-Clark Corp.	4,316,235
67,650	Procter & Gamble Co.	3,801,930
	Total Household Products	12,792,581
	TOTAL CONSUMER STAPLES	24,421,109
ENERGY — 4.2%
Energy Equipment & Services — 1.0%
31,000	GlobalSantaFe Corp.	1,702,830
15,000	Noble Corp.	1,076,250
	Total Energy Equipment & Services	2,779,080
Oil, Gas & Consumable Fuels — 3.2%
120,772	BP PLC, Sponsored ADR	8,758,385
	TOTAL ENERGY	11,537,465

See Notes to Financial Statements.

4	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Schedule of Investments (July 31, 2006) (unaudited) (continued)
Shares	Security	Value

FINANCIALS — 15.5%
Capital Markets — 3.9%
60,200	Lehman Brothers Holdings Inc.	$3,909,990
43,000	Merrill Lynch & Co. Inc.	3,167,670
53,700	Morgan Stanley	3,571,050
	Total Capital Markets	10,648,710
Commercial Banks — 4.7%
105,200	Wells Fargo & Co.	7,610,168
65,200	Zions Bancorporation	5,355,528
	Total Commercial Banks	12,965,696
Consumer Finance — 1.8%
94,000	American Express Co.	4,893,640
Diversified Financial Services — 2.5%
151,332	JPMorgan Chase & Co.	6,903,766
Insurance — 2.6%
88,625	American International Group Inc.	5,376,879
22,700	Hartford Financial Services Group Inc.	1,925,868
	Total Insurance	7,302,747
	TOTAL FINANCIALS	42,714,559
HEALTH CARE — 11.0%
Biotechnology — 1.8%
71,000	Amgen Inc. *	4,951,540
Health Care Providers & Services — 0.9%
34,900	WellPoint Inc. *	2,600,050
Pharmaceuticals — 8.3%
123,800	Eli Lilly & Co.	7,028,126
91,000	Johnson & Johnson	5,692,050
176,100	Pfizer Inc.	4,576,839
114,400	Teva Pharmaceutical Industries Ltd., Sponsored ADR	3,784,352
72,800	Watson Pharmaceuticals Inc. *	1,629,992
	Total Pharmaceuticals	22,711,359
	TOTAL HEALTH CARE	30,262,949
INDUSTRIALS — 7.6%
Air Freight & Logistics — 1.4%
57,900	United Parcel Service Inc., Class B Shares	3,989,889
Airlines — 1.4%
213,962	Southwest Airlines Co.	3,849,176
Commercial Services & Supplies — 0.8%
36,900	Avery Dennison Corp.	2,163,447

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	5

Schedule of Investments (July 31, 2006) (unaudited) (continued)
Shares	Security	Value

Industrial Conglomerates — 3.0%
33,900	3M Co.	$2,386,560
222,300	Tyco International Ltd.	5,799,807
	Total Industrial Conglomerates	8,186,367
Machinery — 1.0%
60,600	Illinois Tool Works Inc.	2,771,238
	TOTAL INDUSTRIALS	20,960,117
INFORMATION TECHNOLOGY — 13.0%
Communications Equipment — 3.6%
351,000	Cisco Systems Inc. *	6,265,350
74,100	Motorola Inc.	1,686,516
101,600	Nokia Oyj, Sponsored ADR	2,016,760
	Total Communications Equipment	9,968,626
Computers & Peripherals — 3.3%
162,100	Dell Inc. *	3,514,328
215,200	EMC Corp. *	2,184,280
45,500	International Business Machines Corp.	3,522,155
	Total Computers & Peripherals	9,220,763
Internet Software & Services — 1.0%
99,700	Yahoo! Inc. *	2,705,858
IT Services — 1.5%
97,400	Automatic Data Processing Inc.	4,262,224
Semiconductors & Semiconductor Equipment — 1.6%
138,000	Intel Corp.	2,484,000
60,500	Texas Instruments Inc.	1,801,690
	Total Semiconductors & Semiconductor Equipment	4,285,690
Software — 2.0%
45,200	Electronic Arts Inc. *	2,129,372
136,100	Microsoft Corp.	3,270,483
	Total Software	5,399,855
	TOTAL INFORMATION TECHNOLOGY	35,843,016
MATERIALS — 3.2%
Chemicals — 1.9%
42,900	Air Products & Chemicals Inc.	2,742,597
45,100	Praxair Inc.	2,473,284
	Total Chemicals	5,215,881
Metals & Mining — 1.3%
123,400	Alcoa Inc.	3,695,830
	TOTAL MATERIALS	8,911,711

See Notes to Financial Statements.

6	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Schedule of Investments (July 31, 2006) (unaudited) (continued)
Shares	Security	Value

TELECOMMUNICATION SERVICES — 2.0%
Diversified Telecommunication Services — 2.0%
43,000	BellSouth Corp.	$1,684,310
113,600	Verizon Communications Inc.	3,841,952
	TOTAL TELECOMMUNICATION SERVICES	5,526,262
	TOTAL COMMON STOCKS
	(Cost — $141,999,147)	202,857,496
Face Amount	Rating‡

ASSET-BACKED SECURITIES — 1.2%
Automobiles — 0.3%
$935,246	AAA	Harley-Davidson Motorcycle Trust, Series 2003-4, Class A2,
		2.690% due 4/15/11	910,479
Credit Card — 0.9%
2,500,000	AAA	MBNA Credit Card Master Note Trust, Series 2005-A1, Class A1,
		4.200% due 9/15/10	2,455,719
		TOTAL ASSET-BACKED SECURITIES
		(Cost — $3,385,296)	3,366,198
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
2,000,000	AAA	Banc of America Commercial Mortgage Inc., Series 2006-3,
		Class A4, 5.889% due 7/10/44 (a)	2,021,000
1,905,929	AAA	Federal Home Loan Mortgage Corp. (FHLMC), Series R005,
		Class AB, 5.500% due 12/15/18	1,881,309
2,000,000	Aaa(b)	JPMorgan Chase Commercial Mortgage Securities Corp.,
		Series 2006-CB15, Class A4, 5.814% due 6/12/43	2,013,547
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
		(Cost — $5,884,688)	5,915,856
CORPORATE BONDS & NOTES — 10.3%
Airlines — 0.1%
196,076	A+	Southwest Airlines Co., Pass-Through Certificates, Series A3,
		8.700% due 7/1/11	213,063
Capital Markets — 1.4%
2,000,000	A+	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H,
		4.500% due 7/26/10	1,928,562
2,000,000	A+	Merrill Lynch & Co. Inc., Medium-Term Notes, Series C,
		5.000% due 1/15/15	1,896,158
		Total Capital Markets	3,824,720
Computers & Peripherals — 0.4%
1,000,000	A+	International Business Machines Corp., Medium-Term Notes,
		4.375% due 6/1/09	975,731
Consumer Finance — 0.7%
2,000,000	A+	American Express Credit Corp., Notes, 5.000% due 12/2/10	1,969,090

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	7

Schedule of Investments (July 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Diversified Financial Services — 1.4%
$2,000,000	A	Countrywide Home Loans Inc., Unsubordinated Medium-Term Notes,
		Series L, 4.000% due 3/22/11	$1,858,450
2,000,000	AA-	HSBC Finance Corp., Notes, 4.125% due 12/15/08	1,942,766
		Total Diversified Financial Services	3,801,216
Diversified Telecommunication Services — 0.7%
2,000,000	BBB+	Telecom Italia Capital SA, 5.250% due 11/15/13	1,877,078
Health Care Providers & Services — 0.7%
2,000,000	A	UnitedHealth Group Inc., Notes, 4.125% due 8/15/09	1,924,674
Media — 2.4%
1,500,000	BBB	CBS Corp., Senior Notes, 5.625% due 5/1/07	1,500,285
1,000,000	BBB+	Comcast Corp., Notes, 5.300% due 1/15/14	951,832
2,000,000	BBB+	Time Warner Inc., 6.875% due 5/1/12	2,070,590
2,000,000	A-	Walt Disney Co., Medium-Term Notes, Global Notes,
		5.700% due 7/15/11	2,010,638
		Total Media	6,533,345
Road & Rail — 0.8%
2,000,000	BBB+	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	2,262,788
Software — 0.3%
1,000,000	A-	Oracle Corp., Notes, 5.000% due 1/15/11	974,897
Specialty Retail — 0.7%
2,000,000	AA	Home Depot Inc., Senior Notes, 3.750% due 9/15/09	1,912,602
Wireless Telecommunication Services — 0.7%
2,000,000	BBB+	Sprint Capital Corp., 6.125% due 11/15/08	2,025,038
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $28,610,428)	28,294,242
MORTGAGE-BACKED SECURITIES — 5.6%
FHLMC — 2.9%
		Federal Home Loan Mortgage Corp. (FHLMC):
1,809,508		Conventional Loan, 5.089% due 9/1/34 (c)	1,735,297
		Gold:
3,493,162		5.000% due 3/1/19-11/1/20	3,395,067
2,907,051		6.000% due 2/1/36	2,891,891
		TOTAL FHLMC	8,022,255
FNMA — 2.0%
		Federal National Mortgage Association (FNMA):
327		6.500% due 3/1/29	333
2,356,619		5.500% due 1/1/33	2,299,766
1,642,485		5.000% due 10/1/34	1,560,159
1,613,176		4.101% due 2/1/35 (c)	1,548,804
		TOTAL FNMA	5,409,062

See Notes to Financial Statements.

8	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Schedule of Investments (July 31, 2006) (unaudited) (continued)
Face Amount	Security	Value

GNMA — 0.7%
$1,967,868	Government National Mortgage Association (GNMA), 5.000% due 12/15/35	$1,880,233
	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $15,726,412)	15,311,550
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 6.9%
U.S. Government Agencies — 1.5%
2,000,000	Federal Home Loan Mortgage Corp. (FHLMC), 6.875% due 9/15/10	2,119,192
2,000,000	Federal National Mortgage Association (FNMA), 4.625% due 10/15/14	1,906,212
	Total U.S. Government Agencies	4,025,404
U.S. Government Obligations — 5.4%
	U.S. Treasury Bonds:
2,000,000	7.500% due 11/15/16	2,392,970
1,500,000	7.125% due 2/15/23	1,821,329
5,500,000	4.500% due 2/15/36	5,021,758
	U.S. Treasury Notes:
3,000,000	4.250% due 11/15/14	2,856,681
2,000,000	4.000% due 2/15/15	1,867,658
2,000,000	U.S. Treasury STRIPS, zero coupon bond to yield 5.123% due 5/15/21	928,026
	Total U.S. Government Obligations	14,888,422
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $19,250,408)	18,913,826
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $214,856,379)	274,659,168
SHORT-TERM INVESTMENT — 0.4%
Repurchase Agreement — 0.4%
969,000	Interest in $467,344,000 joint tri-party repurchase agreement dated 7/31/06
	with Deutche Bank Securities Inc., 5.270% due 8/1/06, Proceeds at
	maturity — $969,142; (Fully collateralized by various U.S. government agency
	obligations, 0.000% to 22.305% due 1/15/18 to 7/15/36;
	Market value — $988,380) (Cost — $969,000)	969,000
	TOTAL INVESTMENTS — 100.2% (Cost — $215,825,379#)	275,628,168
	Liabilities in Excess of Other Assets — (0.2)%	(532,949)
	TOTAL NET ASSETS — 100.0%	$275,095,219
*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(b)	Rating by Moody’s Investors Service.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2006.
#	Aggregate cost for federal income tax purposes is substantially the same.

See page 10 for definitions of ratings.

Abbreviations used in this schedule:

ADR	-	American Depositary Receipt
STRIPS	-	Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	9

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

10	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Statement of Assets and Liabilities (July 31, 2006) (unaudited)
ASSETS:
Investments, at value (Cost - $215,825,379)	$275,628,168
Receivable for securities sold	1,887,263
Dividends and interest receivable	918,689
Receivable for Fund shares sold	70,105
Principal paydown receivable	30,708
Prepaid expenses	30,977
Total Assets	278,565,910
LIABILITIES:
Payable for securities purchased	2,010,365
Due to custodian	829,892
Payable for Fund shares repurchased	267,922
Investment management fee payable	152,319
Deferred compensation payable	44,248
Distribution fees payable	37,871
Accrued expenses	128,074
Total Liabilities	3,470,691
Total Net Assets	$275,095,219
NET ASSETS:
Par value (Note 6)	$13,731
Paid-in capital in excess of par value	209,122,749
Undistributed net investment income	101,837
Accumulated net realized gain on investments	6,054,113
Net unrealized appreciation on investments	59,802,789
Total Net Assets	$275,095,219
Shares Outstanding:
Class A	9,906,290
Class B	3,111,658
Class C	712,643
Net Asset Value:
Class A (and redemption price)	$20.01
Class B *	$20.09
Class C *	$20.16
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$21.06
*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	11

Statement of Operations (For the six months ended July 31, 2006) (unaudited)
INVESTMENT INCOME:
Interest	$1,938,577
Dividends	1,768,169
Less: Foreign taxes withheld	(11,493)
Total Investment Income	3,695,253
EXPENSES:
Investment management fee (Note 2)	953,933
Distribution fees (Notes 2 and 4)	681,713
Transfer agent fees (Note 4)	282,940
Shareholder reports (Note 4)	34,748
Trustees' fees (Note 2)	26,404
Legal fees	25,394
Registration fees	23,233
Audit and tax	16,661
Insurance	3,814
Custody fees	2,742
Miscellaneous expenses	2,450
Total Expenses	2,054,032
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(24,045)
Net Expenses	2,029,987
Net Investment Income	1,665,266
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1, 3 AND 10):
Net Realized Gain From Investment Transactions	7,115,366
Change in Net Unrealized Appreciation/Depreciation From Investments	(10,727,242)
Net Loss on Investments	(3,611,876)
Decrease in Net Assets From Operations	$(1,946,610)

See Notes to Financial Statements.

12	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Statements of Changes in Net Assets
For the six months ended July 31, 2006 (unaudited) and the year ended January 31, 2006
	July 31,	January 31,

OPERATIONS:
Net investment income	$1,665,266	$2,876,710
Net realized gain (Note 10)	7,115,366	14,511,741
Change in net unrealized appreciation/depreciation (Note 10)	(10,727,242)	(11,129,531)
Increase (Decrease) in Net Assets From Operations	(1,946,610)	6,258,920
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,593,935)	(3,615,968)
Net realized gains	(10,423,218)	(8,815,800)
Decrease in Net Assets From Distributions to Shareholders	(12,017,153)	(12,431,768)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	10,056,333	24,765,721
Reinvestment of distributions	11,361,828	11,710,903
Cost of shares repurchased	(47,037,127)	(98,741,645)
Decrease in Net Assets From Fund Share Transactions	(25,618,966)	(62,265,021)
Decrease in Net Assets	(39,582,729)	(68,437,869)
NET ASSETS:
Beginning of period	314,677,948	383,115,817
End of period*	$275,095,219	$314,677,948
* Includes undistributed net investment income of:	$101,837	$30,506

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	13

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2006		2005		2004		2003		2002
Net Asset Value,
Beginning of Period	$21.06		$21.43		$21.59		$17.26		$20.77		$25.50
Income (Loss) From Operations:
Net investment income	0.14		0.23		0.24		0.18		0.25		0.29
Net realized and unrealized
gain (loss)	(0.28)		0.23		0.61		4.43		(3.50)		(4.07)
Total Income (Loss)
From Operations	(0.14)		0.46		0.85		4.61		(3.25)		(3.78)
Less Distributions From:
Net investment income	(0.14)		(0.27)		(0.25)		(0.24)		(0.26)		(0.31)
Net realized gains	(0.77)		(0.56)		(0.76)		(0.04)		—		(0.64)
Total Distributions	(0.91)		(0.83)		(1.01)		(0.28)		(0.26)		(0.95)
Net Asset Value,
End of Period	$20.01		$21.06		$21.43		$21.59		$17.26		$20.77
Total Return(3)	(0.61	)%(4)	2.20	%(4)	4.05	%(4)	26.92	%(4)	(15.76	)%(4)	(14.99)%
Net Assets,
End of Period (000s)	$198,224		$221,736		$263,581		$286,640		$237,680		$308,856
Ratios to Average Net Assets:
Gross expenses	1.15	%(5)	1.15%		1.18%		1.20%		1.25%		1.23%
Net expenses	1.13	(5)(6)	1.15		1.15	(6)	1.20		1.25		1.23
Net investment income	1.38	(5)	1.07		1.12		0.96		1.32		1.30
Portfolio Turnover Rate	17%		29%		42%		45%		56%		43%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	See Note 10 to the financial statements.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2006		2005		2004		2003		2002
Net Asset Value,
Beginning of Period	$21.14		$21.51		$21.65		$17.31		$20.81		$25.51
Income (Loss) From Operations:
Net investment income	0.05		0.05		0.07		0.03		0.10		0.11
Net realized and unrealized
gain (loss)	(0.29)		0.24		0.61		4.43		(3.52)		(4.05)
Total Income (Loss)
From Operations	(0.24)		0.29		0.68		4.46		(3.42)		(3.94)
Less Distributions From:
Net investment income	(0.04)		(0.10)		(0.06)		(0.08)		(0.08)		(0.12)
Net realized gains	(0.77)		(0.56)		(0.76)		(0.04)		—		(0.64)
Total Distributions	(0.81)		(0.66)		(0.82)		(0.12)		(0.08)		(0.76)
Net Asset Value,
End of Period	$20.09		$21.14		$21.51		$21.65		$17.31		$20.81
Total Return(3)	(1.08	)%(4)	1.34	%(4)	3.25	%(4)	25.87	%(4)	(16.45	)%(4)	(15.63)%
Net Assets,
End of Period (000s)	$62,502		$75,702		$98,552		$110,204		$97,729		$138,313
Ratios to Average Net Assets:
Gross expenses	2.08	%(5)	2.00%		1.99%		2.00%		2.06%		2.00%
Net expenses	2.07	(5)(6)	2.00		1.96	(6)	2.00		2.06		2.00
Net investment income	0.45	(5)	0.23		0.31		0.16		0.51		0.50
Portfolio Turnover Rate	17%		29%		42%		45%		56%		43%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	See Note 10 to the financial statements.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	15

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2006		2005		2004		2003		2002
Net Asset Value,
Beginning of Period	$21.21		$21.57		$21.72		$17.37		$20.89		$25.59
Income (Loss) From Operations:
Net investment income	0.08		0.08		0.08		0.05		0.11		0.13
Net realized and unrealized
gain (loss)	(0.29)		0.24		0.61		4.45		(3.53)		(4.07)
Total Income (Loss)
From Operations	(0.21)		0.32		0.69		4.50		(3.42)		(3.94)
Less Distributions From:
Net investment income	(0.07)		(0.12)		(0.08)		(0.11)		(0.10)		(0.12)
Net realized gains	(0.77)		(0.56)		(0.76)		(0.04)		—		(0.64)
Total Distributions	(0.84)		(0.68)		(0.84)		(0.15)		(0.10)		(0.76)
Net Asset Value,
End of Period	$20.16		$21.21		$21.57		$21.72		$17.37		$20.89
Total Return(3)	(0.92	)%(4)	1.50	%(4)	3.28	%(4)	25.99	%(4)	(16.40	)%(4)	(15.57)%
Net Assets,
End of Period (000s)	$14,369		$17,240		$20,983		$21,609		$19,778		$27,282
Ratios to Average Net Assets:
Gross expenses	1.79	%(5)	1.87%		1.92%		1.93%		2.00%		1.94%
Net expenses	1.72	(5)(6)	1.87		1.88	(6)	1.93		2.00		1.94
Net investment income	0.81	(5)	0.35		0.39		0.24		0.57		0.59
Portfolio Turnover Rate	17%		29%		42%		45%		56%		43%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	See Note 10 to the financial statements.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Social Awareness Fund (formerly known as the Smith Barney Social Awareness Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Equity Funds (formerly known as Smith Barney Equity Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended July 31, 2006, SBFM waived a portion of its fee in the amount of $7,095. In addition, during the six months ended July 31, 2006, the Fund was reimbursed for expenses in the amount of $16,950.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Fund.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

18	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended July 31, 2006, LMIS and its affiliates did not receive sales charges from the Fund’s Class A shares. In addition, for the six months ended July 31, 2006, there were no CDSCs paid to LMIS and its affiliates.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of July 31, 2006, the Fund has accrued $44,248 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended July 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$29,937,381	$19,860,933
Sales	53,885,905	32,312,173

At July 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$66,149,910
Gross unrealized depreciation	(6,347,121)
Net unrealized appreciation	$59,802,789

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended July 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$261,935	$168,983	$20,256
Class B	341,799	109,972	12,911
Class C	77,979	3,985	1,581
Total	$681,713	$282,940	$34,748

5. Distributions to Shareholders by Class

	Six Months Ended July 31, 2006	Year Ended January 31, 2006

Net Investment Income:
Class A	$1,410,380	$3,123,730
Class B	130,409	384,298
Class C	53,146	107,940
Total	$1,593,935	$3,615,968
Net Realized Gains:
Class A	$7,503,938	$6,175,692
Class B	2,379,713	2,151,938
Class C	539,567	488,170
Total	$10,423,218	$8,815,800

6. Shares of Beneficial Interest

At July 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

20	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2006		Year Ended January 31, 2006
	Shares	Amount	Shares	Amount

Class A
Shares sold	364,757	$7,668,522	859,049	$18,193,942
Shares issued on reinvestment	420,484	8,364,005	413,168	8,699,221
Shares repurchased	(1,405,717)	(29,452,679)	(3,043,506)	(64,483,109)
Net Decrease	(620,476)	$(13,420,152)	(1,771,289)	$(37,589,946)

Class B
Shares sold	84,562	$1,776,667	246,326	$5,234,767
Shares issued on reinvestment	123,632	2,453,639	116,258	2,458,952
Shares repurchased	(677,670)	(14,271,463)	(1,363,642)	(28,968,454)
Net Decrease	(469,476)	$(10,041,157)	(1,001,058)	$(21,274,735)

Class C
Shares sold	28,876	$611,144	62,822	$1,337,012
Shares issued on reinvestment	27,257	544,184	26,057	552,730
Shares repurchased	(156,268)	(3,312,985)	(248,679)	(5,290,082)
Net Decrease	(100,135)	$(2,157,657)	(159,800)	$(3,400,340)

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions,

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

22	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Social Awareness Fund ) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

9. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

10. Prospectus Restriction

In conjunction with the Fund’s principal investment strategy and selection process, the Manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund seeks to avoid investing in a company if the Manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the six months ended July 31, 2006, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003 as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2006, the unrealized appreciation and realized gains on those securities, included in the Statement of Operations, was $3,279,487 and $345,181, respectively. The realized gains on the sales of these securities that was included in the Statement of Operations for the six months ended July 31, 2006 was $3,742,271.

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005. The realized gains on the sales of these securities that was included in the Statement of Operations for the year ended January 31, 2006 was $958,184.

Excluding the effect of the unrealized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2003, would have been lower by approximately 0.07%, for each respective class.

Excluding the effect of the unrealized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2004, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year

24	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class.

Excluding the effect of the realized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the six months ended July 31, 2006, would have been lower by approximately 0.20%, for each respective class.

11. Subsequent Events

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and CAM North America, LLC (“CAM N.A.”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays CAM N.A. 70% of the net management fee that it receives from the Fund.

The Fund’s Board approved Legg Mason Investment Counsel, LLC as a new subadviser for the Fund, subject to shareholder approval. Legg Mason Investment Counsel, LLC is an affiliate of Legg Mason. Proxy materials describing the proposed new subadviser are expected to be mailed later in 2006. If shareholder approval is obtained, the proposed new subadviser would replace the Fund’s current subadviser.

The Fund’s Board approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

12. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be February 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

26	Legg Mason Partners Social Awareness Fund 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and CAM N.A. (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

Legg Mason Partners Social Awareness Fund	27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place, if any. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did

28	Legg Mason Partners Social Awareness Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreement are likewise unchanged from those of the prior subadvisory agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Social Awareness Fund	29

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Legg Mason Partners Social Awareness Fund

INVESTMENT MANAGER
TRUSTEES
Lee Abraham Jane F. Dasher R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

CAM North America, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus.
This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD0423 9/06                       SR06-135

Legg Mason Partners
Social Awareness Fund

The Fund is a separate investment fund of Legg Mason Partners Equity Funds, a Massachusetts business trust.

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the
Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in
Washington, D.C., and information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call
1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC’s website at www.sec.gov. Proxy voting reports for the period ended
June 30, 2005 will continue to be listed under the Fund’s former Smith
Barney Equity Funds – Smith Barney Social Awareness Fund name.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Funds

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Funds

Date:	October 6, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Funds

Date:	October 6, 2006

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Legg Mason Partners Equity Funds

Date:	October 6, 2006